OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0060
                                                  -----------------------------
                                                  Expires:       March 31, 2006
                                                  -----------------------------
                                                  Estimated average burden
                                                  -----------------------------
                                                  hours per response:      28.0
                                                  -----------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported) June 30, 2005

                         XSTREAM BEVERAGE NETWORK, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       33-30158A                62-1386351
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


4800 N.W. 15 Avenue, Bay A, Fort Lauderdale, Florida               33309
----------------------------------------------------            ------------
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      954-598-7997
                                                        ---------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01    COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

         As previously reported, on June 30, 2005, XStream Beverage Network, Inc. completed a sale of $1,400,000 of units of its securities to institutional and/or accredited investors. Based on certain adjustments, the exercise price of the warrants to both the investors and the placement agent was $0.76 per share rather than $1.50 per share as originally reflected. In addition, the conversion price of the notes, in the event the Company does not complete a public offering prior to June 30, 2006, should be reflected as $0.76 rather than $1.50.

         In connection with the reported transaction with Cogent Capital Corp. and various institutional accredited investors pursuant to which the Company issued 19,736,848 common shares in exchange for U.S. government bonds, the same placement agent will receive a cash fee of 10% or $1,500,000. This placement fee is payable out of 25% of proceeds realized subsequently by the Company from the Cogent private placement, at the time the bonds are released from escrow, liquidated or otherwise used to source capital, until the cash fee is paid in full. In addition, the placement agent also received a warrant to purchase up to 394,729 common shares exercisable at $0.76 per share over a five-year term and subject to anti-dilution protection and piggyback registration rights. A 1% monthly cash penalty is also payable to the placement agent for failure to make timely filings of a registration statement covering the resale of the warrant shares.

         On July 13, 2005, the Company completed the sale of an additional $215,000 of units of its securities on the same terms as described above and in the Company's previous report on Form 8-K. The private placement was exempt from registration under the Securities Act of 1933 by virtue of Regulation D and Rule 506 thereunder. The Company received net proceeds of approximately $188,685 which will be used for working capital and general corporate purposes.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          XSTREAM BEVERAGE NETWORK, INC.



                                          By: /s/ Jerry Pearring
                                              ----------------------------------
                                              Jerry Pearring
                                              President

Date:  July 15, 2005

                                       3